Date of Amended Report May 4, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FIRST AMENDED FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number: 1-10569

                              AutoLend Group, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                      22-3137244
                 --------                                      ----------
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization                    identification no.)

               600 Central SW, Third Floor, Albuquerque, NM 87102
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (505) 247-9429
                                 --------------
              (Registrant's telephone number, including area code)

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                              AutoLend Group, Inc.
                                    FORM 8-K


                                      INDEX
                                      -----
                                                                            PAGE

         Item 4            Changes in Registrant's Certifying Accountant       1

         Item 7            Financial Statements and Exhibits                   2

Exhibits

      1.       Order Approving Debtor's Application to Employ Accountants
               (Meyners + Company, LLC.)                                     I-1

      2.       Letter to KPMG Peat Marwick, LLP dated April 21, 1998        II-1

      16.      Letter from KPMG Peat Marwick, LLP dated April 28, 1998
               to the Commission                                            16-1

Signatures                                                                     3

                                      -i-

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         Item 4            Changes in Registrant's Certifying Accountant

                  On April 17, 1998, the United States Bankruptcy Court for the District of New Mexico approved the selection by AutoLend Group, Inc. (the "Company") of Meyners + Company, LLC, Certified Public Accountants of Albuquerque, New Mexico to serve as the Company's principal accountant to audit the Company's financial statements, prepare the Company's tax returns and perform services related to the preparation of reports required to be filed with the Securities and Exchange Commission (the "S.E.C."). (See Exhibit 1, "Order Approving Debtor's Application to Employ Accountants.)

                  On April 21, 1998, the Company notified KPMG Peat Marwick, LLP that Meyners + Company, LLC was being engaged by the Company to perform the audit for the Company's fiscal year ended March 31, 1998. (See Exhibit 2, "Letter to KPMG Peat Marwick, LLP dated April 21, 1998".)

                  The principal accountant's report issued by the previous accountants under the date of May 16, 1997, except for note 14 which is as of July 10, 1997 as of and for the fiscal year ended March 31, 1997 was qualified as to uncertainty as follows:

                  "The accompanying 1997 consolidated financial statements schedule have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the consolidated financial statements, the Company has suffered recurring loses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters and need to restructure its obligations are also described in Note 4. The 1997 Consolidated financial statements and related financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty."

                  The principal accountant's report issued by Deloitte & Touche LLP which firm served as the principal accountants issued on July 15, 1996 for the fiscal year ended March 31, 1996 was qualified as to uncertainty as follows:

                  "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and stockholders' equity capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

                  With regard to the fiscal year ended March 31, 1996, there was no disagreement with Deloitte & Touche LLP, the former accountants, on any matter of accounting principals or practices, financial statement disclosure or auditing scope of procedure.

                  Although the former accountant KPMG Peat Marwick, LLP was dismissed as of April 21, 1998, there is no disagreement with the former accountant on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure nor has there been such disagreement during the last two fiscal years or for the interim period through April 21, 1998. (See Exhibit 3, "Letter from KPMG Peat Marwick, dated April 28, 1998.)

                  The decision to change accountants will be submitted to the Board of Directors for ratification at the next regularly scheduled meeting of the Board of Directors which will occur prior to July 31, 1998. The decision to change accountants was not recommended by the Board of Directors or a committee of the Board of Directors.

 Item 7           The following are attached as exhibits to this First Amended
                  Form 8-K:

                      1.  Order  Approving  Debtor's   Application  to
                          Employ Accountants (Meyners + Company, LLC)

                      2.  Letter to KPMG Peat Marwick, LLP dated April 21, 1998

                      16. Letter from KPMG Peat Marwick, LLP dated April 28,1998 to the Commission


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AUTOLEND GROUP, INC.
(Registrant)

SIGNATURE                           TITLE                          DATE
---------                           -----                          ----

/s/Jeffrey Ovington                 Executive Vice-President       May 4, 1998
Jeffrey Ovington                    and Treasurer